UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2009

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

On February 16, 2010, Duke Energy Corporation will host an investor and analyst meeting to discuss fourth quarter 2009 and year-end 2009 results, including a discussion of its financial and business outlook for 2010 and beyond. Additionally, the presentation will include a discussion of the Company’s 2010 per share earnings outlook of $1.25 to $1.30, based upon adjusted diluted earnings.  A copy of this presentation is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Duke Energy Investor and Analyst Meeting presentation

99.2	Duke Energy Corporation Adjusted to Reported Earnings Reconciliation

99.3	Duke Energy Corporation Non-GAAP Reconciliations

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 16, 2010	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Investor and Analyst Meeting presentation

99.2	Duke Energy Corporation Adjusted to Reported Earnings Reconciliation

99.3	Duke Energy Corporation Non-GAAP Reconciliations